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                                                                 EXHIBIT 10.2.3

                          K-TRON INTERNATIONAL, INC.
                         1996 EQUITY COMPENSATION PLAN


     The purpose of the K-Tron International, Inc. 1996 Equity Compensation Plan (the "Plan") is to provide designated officers (including officers who are also directors) and other employees of K-Tron International, Inc. (the "Company") and its subsidiaries with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock. The Company believes that the Plan will provide an incentive to the participants to contribute materially to the long-term growth of the Company, will align the economic interests of the participants with those of the Company's shareholders and will aid the Company and its subsidiaries in attracting and retaining officers and employees of outstanding ability.

1.   Administration

     The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Company's Board of Directors (the "Board"), all of whom shall be "disinterested persons" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations.

     The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting and (iv) deal with any other matters arising under the Plan.

     The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.   Grants

     Incentives under the Plan shall consist of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate
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and as are specified in writing by the Committee to the individual (the "Grant
Letter"). The Committee shall approve the form and provisions of each Grant Letter to an individual. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.   Shares Subject to the Plan

     (a) Subject to the adjustments specified in Section 3(b), the aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan is 450,000 shares, in the aggregate. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any single employee during any one year period shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised or if any shares of restricted stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, (ii) recapitalization,
(iii) stock split, combination or exchange of shares, (iv) merger, reorganization or consolidation in which the Company is the surviving corporation, (v) reclassification or change in par value or (vi) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without in any of such cases the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock which any one individual participating in the Plan may be granted during the term of the Plan, the number of shares covered by outstanding Grants and the price per share or the applicable market value of such Grants shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any Incentive Stock Option to fail to comply with Section 422 of the Code.

4.   Eligibility for Participation

     All employees employed by the Company and its subsidiaries ("Employees") (including Employees who are officers or members of the Board) shall be eligible to participate in the Plan. The Committee shall select the Employees to receive Grants and determine the number of shares of Company Stock subject to a particular Grant in such






















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manner as the Committee determines.  (Employees who receive Grants under this
Plan shall hereinafter be referred to as "Grantees".) The term "Company" as used hereafter when referring to Employees shall include the Company's subsidiaries.

     Nothing contained in this Plan shall be construed to limit the right of the Company to make Grants in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose.

5.   Granting of Options

     (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Grant of stock options.

     (b) Type of Option and Price. The Committee may grant options intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or options which are not intended so to qualify ("Nonqualified Stock Options") (hereinafter collectively the "Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

     The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined in the next paragraph) of a share of such Stock on the date such Stock Option is granted; provided, however, that the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of such Stock on the date such Stock Option is granted.

     If the Company Stock is traded in a public market, then the Fair Market Value per share shall be, if the principal trading market for the Company Stock is a national securities exchange or the National Market segment of The Nasdaq Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or, if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not traded in a public market or subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten (10) years from the date of grant.






















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     (d)  Vesting and Exercisability of Options.  Stock Options shall become vested and exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion and as specified in the Grant Letter. The Committee, in its sole discretion, may accelerate the exercisability of any or all outstanding Stock Options at any time for any reason. In addition, all outstanding Stock Options shall vest upon a Change of Control (as defined in Section 9) in accordance with the provisions of Section 10, unless, in cases not covered by Section 10(f), the Committee in its sole discretion determines not to accelerate such Stock Options upon a Change of Control. The Committee may make such determination prior to the Change of Control or, if the Committee making such determination following a Change of Control is comprised of the same members as served on the Committee immediately prior to such Change of Control, within five (5) days following such Change of Control.

     (e) Manner of Exercise. A Grantee may exercise a Stock Option which has become exercisable, in whole or in part, by delivering a written notice of exercise to the Committee with accompanying payment of the option price in accordance with Subsection (g) below. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Committee ("Designated Broker") in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited.

     (f)  Termination of Employment, Disability or Death.

          (1) In the event that a Grantee ceases to be an employee of the Company for any reason other than "disability", death, or "termination for cause", any Stock Option which is otherwise vested and exercisable by the Grantee shall terminate unless exercised within thirty (30) days of the date on which the Grantee ceases to be an employee of the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. Any of the Grantee's Stock Options which are not otherwise vested and exercisable as of the date on which the Grantee ceases to be an employee of the Company shall terminate as of such date.

          (2) In the event that a Grantee ceases to be an employee of the Company on account of a "termination for cause" by the Company, any Stock Option held by the Grantee shall terminate as of the date the Grantee ceases to be an employee of the Company.

          (3) In the event that a Grantee ceases to be an employee of the Company because the Grantee is "disabled", any Stock Option which is otherwise vested and exercisable by the Grantee shall terminate unless exercised within one year of the date on which the Grantee ceases to be an employee of the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. Any of the Grantee's Stock Options which are not otherwise vested and exercisable as of the date on which the Grantee ceases to be an employee shall terminate as of such date.























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          (4)  In the event of the death of a Grantee while the Grantee is an employee of the Company or within not more than 30 days of the date on which the Grantee ceases to be an employee of the Company on account of a termination of employment specified in Section 5(f)(1) of the Plan (or within such other period of time as may be specified in the Grant Letter), any Stock Option which is otherwise vested and exercisable by the Grantee shall terminate unless exercised within one year of the date on which the Grantee ceases to be an employee of the Company (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. Any of the Grantee's Stock Options which are not otherwise vested and exercisable as of the date on which the Grantee ceases to be an employee shall terminate as of such date.

          (5) For purposes of this Section 5(f), the following terms shall be defined as follows: (A) "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code and (B) "termination for cause" shall mean, except to the extent otherwise provided in a Grantee's Grant Letter, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive the same. In such event, in addition to the immediate termination of the Stock Option, the Grantee shall automatically forfeit all option shares for any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates upon refund by the Company of the option price paid by the Grantee for such option shares.

     (g) Satisfaction of Option Price. The Grantee shall pay the option price specified in the Grant Letter in (i) cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of a Stock Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the option price or (iii) through any combination of (i) and (ii). The Grantee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid and any required withholding is made.

     (h) Rule 16b-3 Restrictions. Unless a Grantee who is an "insider," as defined under Section 16 of the Exchange Act, could otherwise transfer Company Stock issued pursuant to a Stock Option without incurring liability under
Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of a Stock Option by such a Grantee to the date of disposition of the Company Stock issued upon exercise of such option.

     (i) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of the Company Stock on the date of





















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the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent of the Company, unless the option price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant and the option exercise period is not more than five years from the date of grant.

6.   Restricted Stock Grants

     The Committee may issue or transfer shares of Company Stock to an Employee under a Grant (a "Restricted Stock Grant"), upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock Grants:

     (a) General Requirements. Shares of Company Stock issued pursuant to Restricted Stock Grants may be issued for consideration or for no consideration, at the sole discretion of the Committee. The Committee shall establish conditions under which restrictions on the transfer of shares of Company Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of years during which the Restricted Stock Grant will remain subject to restrictions will be designated in the Grant Letter as the "Restriction Period."

     (b) Number of Shares. The Committee shall grant to each Grantee a number of shares of Company Stock pursuant to a Restricted Stock Grant in such manner as the Committee determines.

     (c) Requirement of Employment. If a Grantee's employment terminates during a period designated in the Grant Letter as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable.

     (d) Restrictions on Transfer and Legend on Share Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Company Stock to which such Restriction Period applies except to a Successor Grantee under Section 8. Each certificate for a share issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the share certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed.

























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     (e)  Right to Vote and to Receive Cash Dividends.  During the Restriction
Period, unless the Committee determines otherwise, the Grantee shall have the right to vote shares subject to the Restricted Stock Grant and to receive any regular cash dividends paid on such shares.

     (f) Lapse of Restrictions. All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of any conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that all the restrictions shall lapse without regard to any Restriction Period. All outstanding Restricted Stock Grants shall vest upon a Change of Control, unless the Committee determines otherwise.

7.   Stock Appreciation Rights

     (a) The Committee may grant stock appreciation rights ("SARs") to any Grantee in tandem with any Stock Option, for all or a portion of the applicable Stock Option, either at the time the Stock Option is granted or at any time thereafter while the Stock Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, such rights may be granted only at the time of the Grant of such Stock Option. Unless the Committee determines otherwise, the base price of each SAR shall be equal to the greater of (i) the exercise price of the related Stock Option or (ii) the Fair Market Value of a share of Company Stock as of the date of Grant of such SAR.

     (b) The number of SARs granted to a Grantee which shall be exercisable during any given period of time shall not exceed the number of shares of Company Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period of time. Upon the exercise of a Stock Option, the SARs relating to the Company Stock covered by such Stock Option shall terminate. Upon the exercise of SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Company Stock.

     (c) Upon a Grantee's exercise of some or all of the Grantee's SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the difference between the base price of the SAR as described in Subsection
(a) and the Fair Market Value of the underlying Company Stock on the date of exercise of such SAR.

     (d) At the time of such exercise, the Grantee shall have the right to elect the portion of the amount to be received that shall consist of cash and the portion that shall consist of Common Stock, which for purposes of calculating the number of shares of Company Stock to be received, shall be valued at their Fair Market Value on the date of exercise of such SARs. The Committee shall have the right to disapprove a Grantee's election to receive cash in full or partial settlement of the SARs exercised and to require that
























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shares of Company Stock be delivered in lieu of cash.  If shares of Company
Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     (e) An SAR is exercisable only during the period when the Stock Option to which it is related is also exercisable. No SAR may be exercised for cash by an officer or director of the Company subject to Section 16 of the Exchange Act, in whole or in part, except in accordance with Rule 16b-3 under the Exchange Act.

8.   Transferability of Grants

     Only the Grantee or his or her authorized representative may exercise rights under a Grant. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or the regulations thereunder . When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and
distribution.   Notwithstanding the foregoing, the Committee may provide, in a
Grant Letter, that a Grantee may transfer Nonqualified Stock Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Grantee receives no consideration for a Family Transfer and the Grant Letters relating to Nonqualified Stock Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Options immediately prior to the Family Transfer.

9.   Change of Control of the Company

     As used herein, a "Change of Control" shall be deemed to have occurred if:

          (a) A liquidation or dissolution of the Company or the sale (excluding transfers to subsidiaries) of all or substantially all of the Company's assets occurs;

          (b) As a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split or sale or transfer of assets, any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13-d under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the common stock of the Company or the combined voting power of the Company's then outstanding securities; or























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          (c)  During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of at least two-thirds of the directors who were not directors at the beginning of such period was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or who, in connection with their election or nomination, received the foregoing two-thirds approval.

10.  Consequences of a Change of Control

     (a)  Notice.  Unless the Committee determines otherwise:

          (i) If a Change of Control described in Section 9(a) or (b) will occur, then, not later than ten (10) days after the approval by the shareholders of the Company (or approval by the Board, if shareholder action is not required) of such Change of Control, the Company shall give each Optionee with any outstanding Stock Options written notice of such proposed Change of Control.

          (ii) If a Change of Control described in Section 9(b) may occur without approval by the shareholders (or approval by the Board) and does so occur, or if a Change of Control described in Section 9(c) occurs, then, not later than ten (10) days after such Change of Control becomes known to the Company, the Company shall give each Optionee with any outstanding Stock Options written notice of the Change of Control.

     (b) Election Period. In connection with the Change of Control and effective only upon such Change of Control, unless the Committee determines to have an earlier effective date, each Grantee shall thereupon have the right, within twenty (20) days after such written notice is sent by the Company (the "Election Period"), to make an election as described in Subsection (c) with respect to all of his or her outstanding Stock Options (whether the right to exercise such Stock Options has then accrued or the right to exercise such Stock Options will occur or has occurred upon the Change of Control).

     (c) Election Right. During the Election Period, unless the Committee determines otherwise, each Grantee shall have the right to elect:

          (i) To exercise in full any installments of such Stock Options not previously exercised, or

          (ii) To surrender all or part of such outstanding Stock Options, in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the excess over the purchase price of the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Stock Options; provided, however, that in the case of a Stock Option held by a Grantee who is subject to Section 16(b)

























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of the Exchange Act, any such surrender or payment shall be made on such date as the Committee shall determine consistent with Rule 16b-3 under the Exchange Act.

     (d) Termination of Stock Options. If a Grantee does not make a timely election in accordance with Subsection (c) in connection with a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), the Grantee's Stock Options shall terminate as of the Change of Control. Notwithstanding the foregoing, a Stock Option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation and, with respect to an Incentive Stock Option, the assumption of the Option occurs under circumstances which are not deemed a modification of the Option within the meaning of Sections 424(a) and 424(h)(3)(A) of the Code.

     (e)  Accounting and Tax Limitations.

          (i) Notwithstanding the foregoing, if the right described in Subsection (c)(ii) would make the applicable Change of Control ineligible for pooling of interest accounting treatment under APB No. 16 or make such Change of Control ineligible for desired tax treatment with respect to such Change of Control and, but for those provisions, the Change of Control would otherwise qualify for such treatment, the Grantee shall receive shares of Company Stock with a Fair Market Value equal to the cash that would otherwise be payable pursuant to Subsection (c)(ii) in substitution for the cash.

          (ii) Notwithstanding the foregoing, if the termination of the Stock Options described in Subsection (d) would make the applicable Change of Control ineligible for pooling of interest accounting treatment under APB No. 16 and, but for such provision, the Change of Control would otherwise qualify for such treatment, each affected Grantee shall receive a replacement or substitute stock option issued by the surviving or acquiring corporation.

     (f)  Other Limitations.  Notwithstanding any other provision of this
Section 10, if a Change of Control described in Section 9(a) will occur, or if a Change of Control described in Section 9(b) will occur and the Company will not be the surviving corporation, then the Committee notice required by Subsection (a) shall be mandatory and the Grantee shall have the right to make the election called for in Subsection (c), subject to the provisions of Subsections (d) and (e) and further subject to the Committee's right to permit only the election under Subsection (c)(i).

11.  Amendment and Termination of the Plan

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that any amendment that increases the aggregate number (or individual limit for any single Grantee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to
























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eligibility for participation in the Plan, shall be subject to approval by the shareholders of the Company and provided, further, that the Board shall not amend the Plan without shareholder approval if such approval is required by Rule 16b-3 under the Exchange Act or Section 162(m) of the Code.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

12.  Funding of the Plan

     The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

13.  Rights of Participants

     Nothing in the Plan shall entitle any Employee or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

14.  No Fractional Shares

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.


























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
15.  Withholding of Taxes

     The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to an officer or other employee of the Company, any federal, state or local taxes required by law to be withheld with respect to such cash awards and, in the case of Grants paid in Company Stock, the Grantee or other person receiving such shares shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Grants or the Company shall have the right to deduct from other wages paid to the employee by the Company the amount of any withholding due with respect to such Grants.

16.  Requirements for Issuance of Shares

     No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

17.  Headings

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control. References herein to a Section or a Subsection are references to Sections or Subsections of the Plan unless otherwise noted.

18.  Effective Date of the Plan

     Subject to the approval of the Company's shareholders, this Plan shall be effective on May 10, 1996.

19.  Miscellaneous

     (a) Substitute Grants. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant

























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
made by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b) Compliance with Law. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Subsection.

     (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of New Jersey.














































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